UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2022

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed on April 21, 2022, Charles R. Carter resigned as the Company’s Chief Financial Officer, effective May 20, 2022.

Stephen Sarno was appointed Interim Chief Financial Officer of the Company, effective May 24, 2022. Mr. Sarno has previously held executive and senior leadership positions at companies including PC Connection, Wyless, Exa Corporation, The Princeton Review, Sapient Corporation and was part of PricewaterhouseCoopers’s technology practice for 10 years. He earned a Master’s in Business Administration at the University of Texas at Austin, a Bachelor’s degree in Business Administration at the University of Massachusetts at Amherst, and is a Certified Public Accountant in the Commonwealth of Massachusetts.

The Company entered into a consulting agreement for Mr. Sarno’s services with Daley and Associates, LLC, an executive search and contract staffing firm (the “Consulting Agreement”). Pursuant to the terms and subject to the conditions set forth in the Consulting Agreement, the Company shall furnish to Daley and Associates, LLC an hourly fee of $315.00 for Mr. Sarno’s services. Mr. Sarno is not due any equity or other compensation. The Consulting Agreement contains customary representations and warranties by the parties, as well as customary indemnification provisions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Consulting Agreement, dated May 24 by and between iCAD, Inc. and Daley and Associates, LLC

99.1	Press release dated May 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Stacey Stevens
Stacey Stevens
Chief Executive Officer and President

Date: May 31, 2022